EXHIBIT 99.1

May 24, 2010

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read through EAU Technologies, Inc.'s statements included under Item 4.02 of its Form 8-K dated May 24, 2010, and we agree with such statements.

/s/ HJ & Associates, LLC

HJ & Associates, LLC